See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000200883_1 R1.0.0.51160 ADVENT SOFTWARE, INC. ADVENT SOFTWARE, INC. 600 TOWNSEND STREET SAN FRANCISCO, CA 94103 Annual Meeting March 10, 2014 May 07, 2014 May 07, 2014 9:30 AM PDT Advent Software 600 Townsend St San Francisco, CA 94103

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX 0000200883_2 R1.0.0.51160 1. Notice & Proxy Statement 2. Annual Report/10K Wrap Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2014 to facilitate timely delivery.

Voting items 0000200883_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a Stephanie G. DiMarco 1b David Peter F. Hess Jr. 1c James D. Kirsner 1d Wendell G. Van Auken 1e Asiff S. Hirji 1f Robert M. Tarkoff 1g Michael L. Frandsen The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2 To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014. 3 To approve the Company's amended and restated 2002 Stock Plan, including reserving 4,750,000 shares of common stock for issuance thereunder. 4 To approve, on an advisory basis, the compensation of our Named Executive Officers. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

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